Red Cedar Short Term Bond Fund

Supplement dated October 1, 2020

to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”)

of Red Cedar Short Term Bond Fund (the “Fund”), as supplemented

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

Investment Adviser Change in Control

Bridge & Vine LLC, an entity wholly-owned by executives of Red Cedar Investment Management, LLC (the “Adviser”), the Fund’s investment adviser, has acquired 51% of the outstanding common membership interests (the “Common Units”) of the Adviser in a transaction that closed on October 1, 2020 (the “Transaction”). In connection with the Transaction, The 4100 Group, Inc. has retained ownership of 49% of the outstanding Common Units of the Adviser.

New Investment Advisory Agreement and New Expense Limitation Agreement

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates upon an “assignment.” The transfer of more than 25% of the Common Units of the Adviser in the Transaction resulted in a change of control of the Adviser and an “assignment” for purposes of the 1940 Act, resulting in the termination of the original investment advisory agreement between the Adviser and Red Cedar Fund Trust (the “Trust”), on behalf of the Fund (the “Original Advisory Agreement”). On June 22, 2020, the Board of Trustees of the Trust (the “Board”) approved a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “New Advisory Agreement”), subject to approval by the Fund’s shareholders. The shareholders of the Fund approved the New Advisory Agreement on August 14, 2020.

The terms of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement. Under the New Advisory Agreement, the Adviser’s management team will remain in place and the Adviser does not expect any interruption of the Fund’s daily business operations. The Fund’s portfolio management team will remain the same and will continue to manage the Fund using the same investment objective and strategies that have been employed by the Adviser since the Fund’s inception. Further, the advisory fee rate payable by the Fund to the Adviser (0.30% of the average daily net assets of the Fund) will remain the same under the New Advisory Agreement. The New Advisory Agreement became effective on October 1, 2020 and its initial term will expire on October 1, 2022.

On June 22, 2020, the Board also approved a new expense limitation agreement (the “New ELA”) between the Adviser and the Trust, on behalf of the Fund, because the original expense limitation agreement for the Fund (the “Original ELA”), by its terms, expired upon the termination of the Original Advisory Agreement. The New ELA became effective on October 1, 2020 and its terms are materially the same as the terms of the Original ELA, except that the initial term of the New ELA will expire on October 1, 2022. Under the terms of the New ELA, the Adviser has contractually agreed to reduce the advisory fee and reimburse other expenses paid by the Fund to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs, costs to organize the Fund, acquired fund fees and expenses, if any, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets.

Effective immediately, the Fund’s Prospectus and SAI are amended as follows:

All references in the Prospectus and the SAI to the expiration date of the Expense Limitation Agreement are changed from November 1, 2021 to October 1, 2022.

The third paragraph of the section of the Fund’s SAI entitled “THE ADVISER” is replaced with the following:

The Adviser is 51% owned by Bridge & Vine LLC, which is owned by employees of the Adviser, and 49% owned by The 4100 Group, Inc. (the “4100 Group”). The 4100 Group is a subsidiary of Delta Dental of Michigan and Ohio. Delta Dental of Michigan is located at 4100 Okemos Road, Okemos, Michigan 48864 and Delta Dental of Ohio is located at 5600 Blazer Parkway, Suite 150, Dublin, Ohio 43017.

This Supplement and the Fund’s Summary Prospectus, Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference.